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                   _________________________________________

                   HOCKER, LOVELETT, HARGENS, & YENNIE, P.C.
                   _________________________________________
                          Certified Public Accountants










              CONSENT OF HOCKER, LOVELETT, HARGENS, & YENNIE, P.C.
                              INDEPENDENT AUDITORS




     We consent to the use of our report dated March 21, 1997 in  Post-Effective
Amendment  No.  1  to  the  Registration   Statement  on  Form  SB-2  of  Casdim
International Systems, Inc.



                                   Yours truly,


                                   /s/ Hocker, Lovelett, Hargens, & Yennie, P.C.
                                       Hocker, Lovelett, Hargens, & Yennie, P.C.
                                       Certified Public Accountants


Riverton, Wyoming
June 12, 1997